                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                       TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 12, 1996


                        Crown Cork & Seal Company, Inc.
        --------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


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


  Pennsylvania                      1-2227                      23-1526444
-----------------                -------------               ------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)
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   9300 Ashton Road, Philadelphia, PA 19136
 --------------------------------------------------
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:             (215) 698-5100
                                                                --------------


                         Crown Cork & Seal Finance PLC
        --------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


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


 United Kingdom                  333-16869-01                  Not Applicable
-----------------                -------------               ------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)
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 Downsview Road, Wantage, Oxon UK OX12 9BL
---------------------------------------------------
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:            44-123-577-2929
                                                              -----------------


                           Crown Cork & Seal Finance
        --------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


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
     France                      333-16869-02                  Not Applicable
-----------------                -------------               ------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)
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 Le Colisee I, rue Fructidor, 75830 Paris Cedex 17, France
----------------------------------------------------------
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:           33-1-49-18-40-00
                                                              -----------------

Item 5.    Other Events.
           ------------

   On December 12, 1996, Crown Cork & Seal Company, Inc., a Pennsylvania corporation ("Crown"), Crown Cork & Seal Finance PLC, a public limited company organized under the laws of England & Wales ("Crown UK"), Crown Cork & Seal Finance S.A., a societe anonyme organized under the laws of the Republic of France ("Crown France", and together with Crown and Crown UK, the "Registrants"), entered into a Terms Agreement with Salomon Brothers Inc, CS First Boston Corporation, Chase Securities Inc. and JP Morgan Securities Inc. (collectively, the "Underwriters"). Such Terms Agreement relates to the issuance of (i) $350,000,000 7 3/8% Debentures Due 2026 and $150,000,000 7 1/2%
Debentures Due 2096 by Crown, (ii) $200,000,000 6 3/4% Notes Due 2003 and $300,000,000 7% Notes Due 2006 by Crown UK, and (iii) $200,000,000 6 3/4% Notes
Due 2003 by Crown France and is filed as Exhibit 1.1 hereto and is hereby incorporated herein by reference.

   In addition, on December 12, 1996, Crown issued a press release announcing the Terms Agreement, which press release is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference.


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Item 7(c).      Exhibits.
                --------

Exhibit Number               Description
--------------               -----------

1.1 Terms Agreement, dated December 12,1996 among the Registrants and the Underwriters.

4.1 Form of Indenture among the Registrants, dated December __, 1996, and The Bank of New
                             York, as trustee (such form replaces the form of Indenture filed as Exhibit 4.1 to the Registrants' Registration Statement on Form S-3 (No. 333-16869)).

99.1                         Press release issued by Crown on
                             December 12, 1996.

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


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            CROWN CORK & SEAL COMPANY, INC.



                            By: /s/ Alan W. Rutherford
                               ------------------------------
                               Executive Vice President and
                               Chief Financial Officer

                            CROWN CORK & SEAL FINANCE PLC



                            By: /s/ Alan W. Rutherford
                               ------------------------------
                               Managing Director

                            CROWN CORK & SEAL FINANCE S.A.



                            By: /s/ Alan W. Rutherford
                               ------------------------------
                               Chief Financial Officer and
                               Director


Date:  December 16, 1996


                                     - 3 -
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                                 EXHIBIT INDEX
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Exhibit No.,
As provided                                                        Page in
in Item 601                                                        Sequentially
Exhibit Number               Description                           Numbered Copy
--------------               -----------                           -------------

1.1                          Terms Agreement, dated December 12,
                             1996. among the Companies and the
                             Underwriters

4.1 Form of Indenture among the Registrants, dated December __, 1996 and The Bank of New York, as trustee such form replaces the form of Indenture filed as Exhibit 4.1 to the Registrants' Registration Statement on Form S-3 (No. 333-16869).

99.1                         Press release issued by Crown on
                             December 12, 1996.

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